UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008

CEVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49842	77-0556376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, CA	95110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 408/514-2900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On July 16, 2008, CEVA, Inc. (“CEVA”) issued a press release announcing that it will receive $2.5 million from u-blox AG (“u-blox”) pursuant to an agreement between the parties to resolve a license dispute post a royalty audit after a preliminary court hearing conducted by the Court of Commerce of the Canton of Zurich, Switzerland, on July 10, 2008. CEVA will receive the $2.5 million for the claimed underreporting, underpayment and/or unauthorized third party use of the technology rights licensed by CEVA to u-blox. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1     Press Release of CEVA, Inc., dated July 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: July 16, 2008	By:	/s/ Yaniv Arieli

Yaniv Arieli
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of CEVA, Inc., dated July 16, 2008.